                                                                    EXHIBIT 99.8

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


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WE NEED THESE MATRICES IN ADDITION TO STRATS

AGGREGATE LOANS (FIRST LIEN ONLY)
FICO               % of total deal  Avg LTV  Max LTV  % Full Doc  % Owner Occ   % IO   WAC   MARGIN
-----------------  ---------------  -------  -------  ----------  -----------  -----  -----  ------
520 -- 539                    2.42%   75.92    90.00       95.02%      100.00%  6.55% 7.976   7.419
540 -- 559                    3.31%   77.87   100.00       80.51%      100.00%  2.56% 7.884   7.307
560 -- 579                    6.26%   81.40   100.00       80.70%       97.00% 17.41% 7.714   7.074
580 -- 599                   11.15%   83.23   100.00       73.30%       98.51% 15.94% 7.351   6.804
600 -- 619                   14.54%   83.82   100.00       64.01%       96.81% 17.22% 7.419   6.869
620 -- 639                   20.04%   85.95   100.00       64.13%       98.03% 15.64% 7.137   6.570
640 -- 659                   15.16%   86.48   100.00       62.61%       96.59% 19.60% 7.060   6.483
660 -- 679                   11.12%   85.39   100.00       65.75%       93.96% 24.15% 6.936   6.262
680 -- 699                    7.22%   85.59   100.00       60.90%       95.49% 18.97% 6.822   6.270
700 -- 719                    3.54%   83.49   100.00       53.41%       88.59% 21.81% 6.700   6.101
720 -- 739                    1.93%   87.14   100.00       75.26%       96.19% 14.89% 6.593   6.052
740 -- 759                    1.60%   83.69   100.00       58.47%       70.88% 31.43% 6.794   5.678
760 -- 779                    0.86%   83.19   100.00       80.75%       94.16% 22.95% 6.592   5.942
780 -- 799                    0.53%   80.48   100.00       48.28%       97.55% 28.28% 6.648   6.311
800 +                         0.32%   88.57   100.00       77.64%      100.00% 19.86% 7.241   6.520

AGGREGATE LOANS (SECOND LIEN ONLY)
FICO               % of total deal  Avg LTV  Max LTV  % Full Doc  % Owner Occ   % IO    WAC  MARGIN

Second Lien Loans
FRM %                            0
ARM %                            0

AGGREGATE   LOANS
  (FIRST     LIEN
  ONLY)
FICO               % Second Lien (Simultaneous or Silent)
-----------------  --------------------------------------
520 -- 539                                           1.60%
540 -- 559                                           0.00%
560 -- 579                                           0.24%
580 -- 599                                           3.41%
600 -- 619                                           5.52%
620 -- 639                                           8.20%
640 -- 659                                           8.55%
660 -- 679                                          10.02%
680 -- 699                                          12.10%
700 -- 719                                           7.15%
720 -- 739                                           9.22%
740 -- 759                                           9.27%
760 -- 779                                          14.90%
780 -- 799                                          18.88%
800 +                                                0.00%
AGGREGATE   LOANS
  (SECOND    LIEN
  ONLY)
FICO               % Second Lien (Simultaneous or Silent)

Second Lien Loans
FRM %
ARM %


IO LOANS
FICO        % of total deal  Avg LTV  Max LTV  % Full Doc  % Owner Occ   WAC   MARGIN  % Second Lien (Simultaneous or Silent)
----------  ---------------  -------  -------  ----------  -----------  -----  ------  --------------------------------------
520 -- 539             0.16%   80.76    85.00      100.00%      100.00% 7.796   7.043                                    0.00%
540 -- 559             0.08%   70.80    81.50      100.00%      100.00% 7.226   6.976                                    0.00%
560 -- 579             1.09%   83.33    90.00       83.67%       92.58% 7.359   6.831                                    0.00%
580 -- 599             1.78%   83.45   100.00       59.53%      100.00% 7.256   6.922                                    9.08%
600 -- 619             2.50%   82.83   100.00       71.56%       96.22% 6.960   6.445                                    6.26%
620 -- 639             3.13%   83.91   100.00       68.64%      100.00% 6.792   6.061                                   15.17%
640 -- 659             2.97%   84.66   100.00       69.11%       99.46% 6.643   6.228                                    8.99%
660 -- 679             2.69%   86.14   100.00       69.28%       91.94% 6.779   6.072                                   18.88%
680 -- 699             1.37%   84.35   100.00       54.10%       94.15% 6.558   6.097                                   11.94%
700 -- 719             0.77%   84.53   100.00       45.53%       95.88% 6.536   5.941                                   10.21%
720 -- 739             0.29%   85.29    95.00       48.14%       87.21% 6.229   6.105                                   61.95%
740 -- 759             0.50%   80.97    90.00       39.21%       84.21% 6.438   5.996                                   29.50%
760 -- 779             0.20%   82.19    90.91      100.00%      100.00% 6.446   5.372                                    0.00%
780 -- 799             0.15%   80.00    80.00        0.00%      100.00% 6.912   6.104                                    0.00%
800 +                  0.06%   90.46   100.00       47.69%      100.00% 6.699   4.930                                    0.00%

                      NO MI


IF THE DEAL HAS DEEP MI -- WE WANT THE FOLLOWING:
For Non-MI Loans-only
By LTV Bucket                                      % of total deal  Avg FICO  %<550 FICO  %full doc  %non owner
<=50% LTV
51%-60%
61%-70%
71%-80%
81%-85%
86%-90%
91%-95%
96%-100%
